                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):September 30, 1994
                                                 ------------------


                             ASARCO Incorporated
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



New Jersey                           1-164         13-4924440
- --------------------------------------------------------------------------------
(State or other jurisdiction      (Commission      (IRS Employer
 of incorporation)                 File Number)    Identification No.)



180 Maiden Lane, New York, New York                 10038
- --------------------------------------------------------------------------------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code (212) 510-2000
                                                   --------------

Item 5.  Other Events.
- ----------------------

         ASARCO Incorporated ("Asarco") announced on September 30, 1994 that it will make a provision in its third quarter 1994 earnings for environmental costs associated with certain of its previously closed facilities and current operations. The Press Release is attached.

Item 7.  Financial Statements and Exhibits
- ------------------------------------------

99.      Press Release of ASARCO Incorporated dated September 30, 1994.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                     ASARCO Incorporated
                                                     (Registrant)



Dated:   October 3, 1994                             /s/ Augustus B. Kinsolving
                                                     --------------------------
                                                     Vice President

                            EXHIBIT INDEX
                            -------------



   Exhibit                                                      Page
     No.                     Description                         No.
  --------                   -----------                       -------

     99            Press Release of ASARCO Incorporated
                   dated September 30, 1994.